UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 24, 2006

Language Line, Inc.

(Exact Name of Registrant As Specified In Charter)

Delaware	333-118753	20-0997805
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Lower Ragsdale Drive

Monterey, CA 93940

(Address of Principal Executive Offices, including Zip Code)

(877) 886-3885

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On April 28, 2006, we filed a Current Report on Form 8-K announcing our dismissal of Deloitte & Touche LLP (“D&T”) as our independent registered public accounting firm as of April 24, 2006. Prior to filing such Current Report, we provided D&T with a copy of such Current Report and requested that D&T furnish us a letter addressed to the Securities and Exchange Commission (the “Commission”) stating whether or not D&T agrees with the statements made by us in such Current Report. D&T has furnished us with such letter addressed to the Commission, a copy of which letter is attached hereto as Exhibit 16.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

16.1	Letter of Deloitte & Touche LLP dated April 28, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Language Line, Inc.
(Registrant)

Date: May 1, 2006	/s/ Matthew T. Gibbs
Matthew T. Gibbs II
Chief Financial Officer and Director